Exhibit 10.6
ACCELEVATION HOLDINGS CORP.

OMNIBUS INCENTIVE PLAN

ARTICLE I
PURPOSE
The purpose of this Accelevation Holdings Corp. Omnibus Incentive Plan (this “Plan”) is to promote the success of the Company’s business for the benefit of its stockholders by enabling the Company to offer Eligible Individuals cash and stock-based incentives in order to attract, retain, and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders. This Plan is effective as of the date set forth in
Article XIV.
ARTICLE II
DEFINITIONS
For purposes of this Plan, the following terms shall have the following meanings:
2.1“Affiliate” means a corporation or other entity controlled by, controlling, or under common control with the Company. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.
2.2“Applicable Law” means the requirements relating to the administration of equity-based awards and the related shares under U.S. state corporate law, U.S. federal and state securities laws, the rules or requirements of any stock exchange or quotation system on which the shares are listed or quoted, and any other applicable laws, including tax laws, of any U.S. or
non-U.S. jurisdictions where Awards are, or will be, granted under this Plan.
2.3“Award” means any award under this Plan of any Stock Option, Stock
Appreciation Right, Restricted Stock, Restricted Stock Units, Performance Award, Other Stock-
Based Award, or Cash Award. All Awards shall be evidenced by and subject to the terms of an
Award Agreement.
2.4“Award Agreement” means the written or electronic agreement, contract, certificate, or other instrument or document evidencing the terms and conditions of an individual
Award. Each Award Agreement shall be subject to the terms and conditions of this Plan.
2.5“Board” means the Board of Directors of the Company.

2.6“Cash Award” means an Award granted to an Eligible Individual pursuant to
Section 9.3 of this Plan and payable in cash at such time or times and subject to such terms and conditions as determined by the Committee in its sole discretion.
2.7“Cause” means, unless otherwise determined by the Committee in the applicable
Award Agreement, with respect to a Participant’s Termination of Service, the following: (a) in respect of the Participant that is not party to an employment, consulting, change in control, severance or similar written agreement between such Participant and the Company or an
Affiliate, in each case, as approved by the Board or applicable governing body of an Affiliate of the Company (or where there is such an agreement but it does not define “cause”), that such
Participant: (i) is convicted of, or pleads guilty or nolo contendere to, a felony or other crime involving moral turpitude or committed any other act or omission involving misappropriation, embezzlement, dishonesty, disloyalty, theft or fraud with respect to the Company or an Affiliate, its property, assets, products, services or customers, suppliers or other business relations; (ii)
failed or refused to comply with a material directive from the Board or the person to whom such
Participant reports; (iii) breached any material agreement between the Participant and the
Company or an Affiliate; (iv) engaged (or prepared to engage) in any activities competitive with the business of the Company or an Affiliate or aided or abetted a competitor, supplier, customer or other business relation of the Company or an Affiliate to the disadvantage or detriment of the
Company or an Affiliate; (v) abused alcohol in a manner that impaired or impairs such
Participant’s ability to perform the Participant’s duties, reported to work under the influence of alcohol or used illegal drugs (whether or not at the workplace); (vi) engaged in misconduct that could be injurious to the business or reputation of the Company or an Affiliate, or engaged in other conduct that could cause the Company, an Affiliate, or their direct and indirect equityholders, directors, managers, officers, members, partners, employees, agents and representatives public disgrace, disrepute or economic harm; (vii) breached any fiduciary duty or engaged in any gross negligence or willful misconduct with respect to the Company or an
Affiliate; (viii) violated the Company’s code of ethics or any other material written policy of the
Company or an Affiliate that the Board determines has not been cured (if capable of being cured)
within a reasonable time after written notice thereof to such Participant; (ix) violated any law regarding employment discrimination or sexual harassment; or (x) breached the terms of this
Plan or any other agreement between such Participant and the Company or an Affiliate that the
Board determines has not been cured (if capable of being cured) within a reasonable time after written notice to such Participant thereof; or (b) if the Participant is party to a written employment, consulting, change in control, severance or similar agreement between such
Participant and the Company or an Affiliate (in each case, as approved by the Board or applicable governing body of an Affiliate of the Company) that defines “cause,” “cause” as defined under such agreement.
2.8“Change in Control” means and includes each of the following, unless otherwise determined by the Committee in the applicable Award Agreement or other written agreement with a Participant approved by the Committee:
(a)any Person (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned,

directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Company), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities, excluding for purposes herein, acquisitions pursuant to a Business Combination that does not constitute a Change in Control as defined in Section 2.8(b);
(b)a merger, reorganization, or consolidation of the Company or in which equity securities of the Company are issued (each, a “Business Combination”), other than a merger, reorganization or consolidation which would result in the voting securities of the
Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its direct or indirect parent) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity (or, as applicable, a direct or indirect parent of the Company or such surviving entity) outstanding immediately after such merger, reorganization or consolidation; provided, however, that a merger, reorganization or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than those covered by the exceptions in Section 2.8(a)) acquires more than 50% of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control;
(c)during the period of two (2) consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections 2.8(a) or (b)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two (2) year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or
(d)a complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the
Company’s assets other than the sale or disposition of all or substantially all of the assets of the
Company to a Person or Persons who beneficially own, directly or indirectly, fifty percent (50%)
or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.
For purposes of this Section 2.8, acquisitions or dispositions of securities of the Company by
Olympus Partners, LP, any of its respective affiliates, or any investment vehicle or fund controlled by or managed by, or otherwise affiliated with Olympus Partners, LP shall not, in and of themselves, constitute a Change in Control unless the applicable requirements of Section
2.8(a), (b), (c) or (d) are otherwise satisfied. Notwithstanding the foregoing, with respect to any
Award that is characterized as “nonqualified deferred compensation” within the meaning of
Section 409A of the Code, an event shall not be considered to be a Change in Control under this
Plan for purposes of payment of such Award unless such event is also a “change in ownership,” a

“change in effective control,” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code.
2.9“Change in Control Price” means the highest price per Share paid in any transaction related to a Change in Control as determined by the Committee in its discretion.
2.10“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. Any reference to any section of the Code shall also be a reference to any successor provision and any guidance and treasury regulation promulgated thereunder.
2.11“Committee” means any committee of the Board duly authorized by the Board to administer this Plan; provided, however, that unless otherwise determined by the Board, the
Committee shall consist solely of two or more members of the Board who are each (a) a “non-
employee director” within the meaning of Rule 16b-3(b), and (b) “independent” under the listing standards or rules of the securities exchange upon which the Common Stock is traded, but only to the extent such independence is required in order to take the action at issue pursuant to such standards or rules. If no committee is duly authorized by the Board to administer this Plan, the term “Committee” shall be deemed to refer to the Board for all purposes under this Plan. The
Board may abolish any Committee or re-vest in itself any previously delegated authority from time to time, and will retain the right to exercise the authority of the Committee to the extent consistent with Applicable Law.
2.12“Common Stock” means the Class A common stock, $0.0001 par value per share, of the Company.
2.13“Company” means Accelevation Holdings Corp., a Delaware corporation, and its successors by operation of law.
2.14“Consultant” means any natural person who is an advisor or consultant or other service provider to the Company or any of its Affiliates.
2.15“Detrimental Conduct” means, as determined by the Company, a Participant’s serious misconduct or unethical behavior, including any of the following: (a) any violation by the
Participant of a restrictive covenant agreement that the Participant has entered into with the
Company or an Affiliate (covering, for example, confidentiality, non-competition, non-
solicitation, non-disparagement, etc.); (b) any conduct by the Participant that could result in the
Participant’s Termination of Service for Cause; (c) the commission of a criminal act by the
Participant, whether or not performed in the workplace, that subjects, or if generally known would subject, the Company or an Affiliate to public ridicule or embarrassment, or other improper or intentional conduct by the Participant causing reputational harm to the Company, an
Affiliate, or a client or former client of the Company or an Affiliate; (d) the Participant’s breach of a fiduciary duty owed to the Company or an Affiliate or a client or former client of the
Company or an Affiliate; (e) the Participant’s intentional violation, or grossly negligent disregard, of the Company’s or an Affiliate’s policies, rules, or procedures; or (f) the Participant taking or maintaining trading positions that result in a need to restate financial results in a subsequent reporting period or that result in a significant financial loss to the Company or an
Affiliate.
2.16“Disability” means, unless otherwise determined by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination of Service, that the
Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment, after accounting for reasonable accommodations (if applicable and required by Applicable Law); provided, however, for purposes of an Incentive
Stock Option, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined by the
Committee, and the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan in which a Participant participates that is maintained by the Company or any Affiliate.
2.17“Dividend Equivalent Rights” means a right granted to a Participant under this
Plan to receive the equivalent value (in cash or Shares) of dividends paid on Shares.
2.18“Effective Date” means the effective date of this Plan as defined in Article XIV.
2.19“Eligible Employee” means each employee of the Company or any of its
Affiliates. An employee on a leave of absence may be an Eligible Employee.
2.20“Eligible Individual” means an Eligible Employee, Non-Employee Director, or
Consultant who is designated by the Committee in its discretion as eligible to receive Awards subject to the terms and conditions set forth herein.
2.21“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.
2.22“Fair Market Value” means, for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the last sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded, listed or otherwise reported or quoted or (b) if the Common Stock is not traded, listed, or otherwise reported or quoted, the Committee shall determine in good faith the Fair
Market Value in whatever manner it considers appropriate, taking into account the requirements of Section 409A of the Code. For purposes of the grant of any Award, the applicable date shall be the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a date on which the applicable market is open, the next day that it is open. Notwithstanding the foregoing, with respect to any Award granted on the pricing date of the Company’s initial public offering, the Fair Market Value shall mean the initial public offering price of a Share as set forth in the Company’s final prospectus relating to its initial public offering filed with the Securities and Exchange Commission.
2.23“Family Member” means “family member” as defined in Section A.1.(a)(5) of the general instructions of Form S-8.
2.24“Incentive Stock Option” means any Stock Option granted to an Eligible
Employee who is an employee of the Company or its Subsidiaries under this Plan and that is intended to be, and is designated as, an “Incentive Stock Option” within the meaning of Section
422 of the Code.
2.25“Non-Employee Director” means a director on the Board who is not an employee of the Company.
2.26“Non-Qualified Stock Option” means any Stock Option granted under this Plan that is not an Incentive Stock Option.
2.27“Other Stock-Based Award” means an Award granted under Article IX of this
Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on,
Shares, but may be settled in the form of Shares or cash.
2.28“Participant” means an Eligible Individual to whom an Award has been granted pursuant to this Plan.
2.29“Performance Award” means an Award granted under Article VIII of this Plan.
2.30“Performance Goals” means goals established by the Committee as contingencies for Awards to vest and/or become exercisable or distributable.
2.31“Performance Period” means the designated period during which the
Performance Goals must be satisfied with respect to the Award to which the Performance Goals relate.
2.32“Person” means any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act.
2.33“Restricted Stock” means an Award of Shares granted under Article VII of this
Plan.
2.34“Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Committee to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.
2.35“Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

2.36“Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable treasury regulations and other official guidance thereunder.
2.37“Securities Act” means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder. Reference to a specific section of the Securities Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.
2.38“Shares” means shares of Common Stock.
2.39“Stock Appreciation Right” means a stock appreciation right granted under
Article VI of this Plan.
2.40“Stock Option” or “Option” means any option to purchase Shares granted pursuant to Article VI of this Plan.
2.41“Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.
2.42“Ten Percent Stockholder” means a Person owning stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its Subsidiaries.
2.43“Termination of Service” means the termination of the applicable Participant’s employment with, or performance of services for, the Company and its Affiliates. Unless otherwise determined by the Committee, (a) if a Participant’s employment or services with the
Company and its Affiliates terminates but such Participant continues to provide services to the
Company and its Affiliates in a non-employee capacity, such change in status shall not be deemed a Termination of Service with the Company and its Affiliates and (b) a Participant employed by, or performing services for an Affiliate that ceases to be an Affiliate shall also be deemed to have incurred a Termination of Service provided the Participant does not immediately thereafter become an employee of the Company or another Affiliate. Notwithstanding the foregoing provisions of this definition, with respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, a Participant shall not be considered to have experienced a “Termination of Service” unless the Participant has experienced a “separation from service” within the meaning of Section 409A of the Code.
ARTICLE III
ADMINISTRATION
3.1Authority of the Committee. This Plan shall be administered by the Committee.
Subject to the terms of this Plan and Applicable Law, the Committee shall have full authority to grant Awards to Eligible Individuals under this Plan. In particular, the Committee shall have the authority to:
(a)determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Individuals;
(b)determine the number of Shares to be covered by each Award granted hereunder;
(c)determine the terms and conditions, not inconsistent with the terms of this
Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the Shares, if any, relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);
(d)determine the amount of cash to be covered by each Award granted hereunder;
(e)determine whether, to what extent, and under what circumstances grants of
Options and other Awards under this Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of this Plan;
(f)determine whether and under what circumstances an Award may be settled in cash, Shares, other property, or a combination of the foregoing;
(g)determine whether, to what extent and under what circumstances cash,
Shares, or other property and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant;
(h)modify, waive, amend, or adjust the terms and conditions of any Award, at any time or from time to time, including but not limited to Performance Goals;
(i)determine whether a Stock Option is an Incentive Stock Option or Non-
Qualified Stock Option;
(j)determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of Shares acquired pursuant to the exercise or vesting of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award or Shares;
(k)modify, extend, or renew an Award, subject to Article XI and Section
6.8(g) of this Plan; and
(l)determine how the Disability, death, retirement, authorized leave of absence or any other change or purported change in a Participant’s status affects an Award and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or beneficiary may exercise rights under the Award, if applicable.
3.2Guidelines. Subject to Article XI of this Plan, the Committee shall have the authority to adopt, alter, and repeal such administrative rules, guidelines, and practices governing this Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by Applicable Law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements or sub-plans relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of this Plan.
The Committee may adopt special rules, sub-plans, guidelines, and provisions for persons who are residing in or employed in, or subject to, the taxes of any domestic or foreign jurisdictions to satisfy or accommodate applicable foreign laws or to qualify for preferred tax treatment of such domestic or foreign jurisdictions.
3.3Decisions Final. Any decision, interpretation, or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its
members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding, and conclusive on the
Company and all employees and Participants and their respective heirs, executors, administrators, successors, and assigns.
3.4Designation of Consultants/Liability; Delegation of Authority.
(a)The Committee may employ such legal counsel, consultants, and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant, or agent shall be paid by the Company. The Committee, its members, and any person designated pursuant to this Section 3.4 shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by Applicable Law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it.
(b)The Committee may delegate any or all of its powers and duties under this
Plan to a subcommittee of directors or to any officer of the Company, including the power to perform administrative functions (including executing agreements or other documents on behalf of the Committee) and grant Awards; provided, that such delegation does not (i) violate
Applicable Law, or (ii) result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company.
Upon any such delegation, all references in this Plan to the “Committee” shall be deemed to include any subcommittee or officer of the Company to whom such powers have been delegated by the Committee. Any such delegation shall not limit the right of such subcommittee members or such an officer to receive Awards; provided, however, that such subcommittee members and any such officer may not grant Awards to himself or herself, a member of the Board, or any executive officer of the Company or an Affiliate, or take any action with respect to any Award previously granted to himself or herself, a member of the Board, or any executive officer of the
Company or an Affiliate. The Committee may also designate employees or professional advisors who are not executive officers of the Company or members of the Board to assist in administering this Plan, provided, however, that such individuals may not be delegated the authority to grant or modify any Awards that will, or may, be settled in Shares.
3.5Indemnification. To the maximum extent permitted by Applicable Law and to the extent not covered by insurance directly insuring such person, each current and former officer or employee of the Company or any of its Affiliates and member or former member of the
Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel acceptable to the Committee) or liability
(including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of this
Plan, except to the extent arising out of such officer’s, employee’s, member’s, or former member’s own fraud or bad faith. Such indemnification shall be in addition to any right of indemnification that the current or former employee, officer or member may have under
Applicable Law or under the by-laws of the Company or any of its Affiliates. Notwithstanding
anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to such individual under this Plan.
ARTICLE IV
SHARE LIMITATION
4.1Shares. The aggregate number of Shares that may be issued pursuant to this Plan shall not exceed 17,890,813 Shares (subject to any increase or decrease pursuant to this Article
IV), which may be either authorized and unissued Shares or Shares held in or acquired for the treasury of the Company or both. The number of Shares that may be issued pursuant to this Plan shall be subject to an annual increase on January 1 of each calendar year beginning in 2027, and ending and including January 1, 2036, equal to the lesser of (a) 3% of the aggregate number of
Shares and shares of Class B common stock, in each case, outstanding on December 31 of the immediately preceding calendar year and (b) such smaller number of Shares as is determined by the Board. The aggregate number of Shares that may be issued or used with respect to any
Incentive Stock Option shall not exceed 17,890,813 Shares (subject to any increase or decrease pursuant to Section 4.3). Any Award under this Plan settled in cash shall not be counted against the foregoing maximum share limitations. Notwithstanding anything to the contrary contained herein, Shares subject to an Award under this Plan shall again be made available for issuance or delivery under this Plan if such Shares are (i) Shares delivered, withheld or surrendered in payment of the exercise or purchase price of an Award, (ii) Shares delivered, withheld, or surrendered to satisfy any tax withholding obligation or (iii) Shares subject to a stock-settled
Award that expires or is canceled, forfeited, or terminated without issuance of the full number of
Shares to which the Award related.

4.2Substitute Awards. In connection with an entity’s merger or consolidation with the Company or the Company’s acquisition of an entity’s property or stock, the Committee may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate (“Substitute Awards”). Substitute
Awards may be granted on such terms as the Committee deems appropriate, notwithstanding limitations on Awards in this Plan. Substitute Awards will not count against the Shares authorized for grant under this Plan (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under this Plan as provided under Section 4.1 above), except that
Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock
Options under this Plan, as set forth in Section 4.1 above. Additionally, in the event that a Person acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grants pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under this Plan and shall not reduce the Shares authorized for grant under this Plan (and Shares subject to such
Awards shall not be added to the Shares available for Awards under this Plan as provided under
Section 4.1 above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Eligible
Employees or Non-Employee Directors prior to such acquisition or combination.
4.3Adjustments.
(a)The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization, or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate,
(iii) any issuance of bonds, debentures, or preferred or prior preference stock ahead of or affecting the Shares, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate, or (vi) any other corporate act or proceeding.
(b)Subject to the provisions of Section 10.1:
(i)If the Company at any time subdivides (by any split,
recapitalization or otherwise) the outstanding Shares into a greater number of Shares, or combines (by reverse split, combination, or otherwise) its outstanding Shares into a lesser number of Shares, then the respective exercise prices for outstanding Awards that provide for a
Participant-elected exercise and the number of Shares covered by outstanding Awards shall be appropriately adjusted by the Committee to prevent dilution or enlargement of the rights granted to, or available for, Participants under this Plan; provided, that the Committee in its sole discretion shall determine whether an adjustment is appropriate.
(ii)Excepting transactions covered by Section 4.3(b)(i), if the
Company effects any merger, consolidation, statutory exchange, spin-off, reorganization, sale or transfer of all or substantially all the Company’s assets or business, or other corporate transaction or event in such a manner that the Company’s outstanding Shares are converted into the right to receive (or the holders of Common Stock are entitled to receive in exchange therefor), either immediately or upon liquidation of the Company, securities or other property of the Company or other entity, then, subject to the provisions of Section 10.1, (A) the aggregate number or kind of securities that thereafter may be issued under this Plan, (B) the number or kind of securities or other property (including cash) to be issued pursuant to Awards granted under this Plan
(including as a result of the assumption of this Plan and the obligations hereunder by a successor entity, as applicable), or (C) the exercise or purchase price thereof, shall be appropriately adjusted by the Committee to prevent dilution or enlargement of the rights granted to, or available for, Participants under this Plan.
(iii)If there shall occur any change in the capital structure of the
Company other than those covered by Section 4.3(b)(i) or 4.3(b)(ii), any conversion, any adjustment, or any issuance of any class of securities convertible or exercisable into, or exercisable for, any class of equity securities of the Company, then the Committee shall adjust any Award and make such other adjustments to this Plan to prevent dilution or enlargement of the rights granted to, or available for, Participants under this Plan.
(iv)In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the Share price, including any securities offering or other similar transaction, for administrative convenience, the Committee may refuse to permit the exercise of any Award for up to sixty (60) days before or after such transaction.
(v)The Committee may adjust the Performance Goals applicable to any Awards to reflect any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations, and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified in the
Company’s financial statements, notes to the financial statements, management’s discussion and analysis, or other Company public filing, and any other circumstances deemed relevant.
(vi)Any such adjustment determined by the Committee pursuant to this Section 4.3(b) shall be final, binding, and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors, and permitted assigns. Any adjustment to, or assumption or substitution of, an Award under this Section 4.3(b) shall be intended to comply with the requirements of Section 409A of the Code and Treasury Regulation
§1.424-1 (and any amendments thereto), to the extent applicable. Except as expressly provided in this Section 4.3 or in the applicable Award Agreement, a Participant shall have no additional rights under this Plan by reason of any transaction or event described in this Section 4.3.

4.4Annual Limit on Non-Employee Director Compensation. In each calendar year during any part of which this Plan is in effect, a Non-Employee Director may not receive Awards for such individual’s service on the Board that, taken together with any cash fees paid to such
Non-Employee Director during such calendar year for such individual’s service on the Board, have a value in excess of $750,000 (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes); provided, that (a) the
Committee may make exceptions to this limit, except that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous decisions involving compensation for Non-Employee Directors and
(b) for any calendar year in which a Non-Employee Director (i) first commences service on the
Board, (ii) serves on a special committee of the Board, or (iii) serves as lead director or non-
executive chair of the Board, such limit shall be increased to $1,000,000; provided, further, that the limit set forth in this Section 4.4 shall be applied without regard to Awards or other compensation, if any, provided to a Non-Employee Director during any period in which such individual was an employee of the Company or any Affiliate or was otherwise providing services to the Company or to any Affiliate other than in the capacity as a Non-Employee Director.
ARTICLE V
ELIGIBILITY
5.1General Eligibility. All current and prospective Eligible Individuals are eligible to be granted Awards. Eligibility for the grant of Awards and actual participation in this Plan shall be determined by the Committee in its sole discretion. No Eligible Individual will automatically be granted any Award under this Plan.
5.2Incentive Stock Options. Notwithstanding the foregoing, only Eligible
Employees who are employees of the Company or its Subsidiaries are eligible to be granted
Incentive Stock Options under this Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in this Plan shall be determined by the Committee in its sole discretion.
5.3General Requirement. The vesting and exercise of Awards granted to a prospective Eligible Individual are conditioned upon such individual actually becoming an
Eligible Employee, Consultant, or Non-Employee Director, as applicable.
ARTICLE VI
STOCK OPTIONS; STOCK APPRECIATION RIGHTS
6.1General. Stock Options or Stock Appreciation Rights may be granted alone or in addition to other Awards granted under this Plan. Each Stock Option granted under this Plan shall be of one of two types: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option.
Stock Options and Stock Appreciation Rights granted under this Plan shall be evidenced by an
Award Agreement and subject to the terms, conditions and limitations in this Plan, including any limitations applicable to Incentive Stock Options.
6.2Grants. The Committee shall have the authority to grant to any Eligible
Individual one or more Incentive Stock Options, Non-Qualified Stock Options, and/or Stock

Appreciation Rights; provided, however, that Incentive Stock Options may only be granted to an
Eligible Employee who is an employee of the Company or its Subsidiaries. To the extent that any
Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not so qualify shall constitute a separate Non-Qualified Stock Option.
6.3Exercise Price. The exercise price per Share subject to a Stock Option or Stock
Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Option or Stock Appreciation Right shall not be less than
100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%)
of the Fair Market Value at the time of grant. Notwithstanding the foregoing, in the case of a
Stock Option or Stock Appreciation Right that is a Substitute Award, the exercise price per Share for such Stock Option or Stock Appreciation Right may be less than the Fair Market Value on the date of grant; provided, that, such exercise price is determined in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code.
6.4Term. The term of each Stock Option or Stock Appreciation Right shall be fixed by the Committee, provided that no Stock Option or Stock Appreciation Right shall be exercisable more than ten (10) years (or, in the case of an Incentive Stock Option granted to a
Ten Percent Stockholder, five (5) years) after the date on which the Stock Option or Stock
Appreciation Right, as applicable, is granted.
6.5Exercisability. Unless otherwise provided by the Committee in accordance with the provisions of this Section 6.5, Stock Options and Stock Appreciation Rights granted under this Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability upon the occurrence of a specified event. Unless otherwise determined by the Committee, if the exercise of a Non-
Qualified Stock Option or Stock Appreciation Right within the permitted time periods is prohibited because such exercise would violate the registration requirements under the Securities
Act or any other Applicable Law or the rules of any securities exchange or interdealer quotation system, the Company’s insider trading policy (including any blackout periods) or a “lock-up”
agreement entered into in connection with the issuance of securities by the Company, then the expiration of such Non-Qualified Stock Option or Stock Appreciation Right shall be extended until the date that is thirty (30) days after the end of the period during which the exercise of the
Non-Qualified Stock Option or Stock Appreciation Right would be in violation of such registration requirement or other Applicable Law or rules, blackout period or lock-up agreement, as determined by the Committee; provided, however, that in no event shall any such extension result in any Non-Qualified Stock Option or Stock Appreciation Right remaining exercisable after the ten (10)-year term of the applicable Non-Qualified Stock Option or Stock Appreciation
Right.
6.6Method of Exercise. Subject to any applicable waiting period or exercisability provisions under Section 6.5, to the extent vested, Stock Options and Stock Appreciation Rights may be exercised in whole or in part at any time during the term of the applicable Stock Option or Stock Appreciation Right, by giving written notice of exercise (which may be electronic) to the Company specifying the number of Stock Options or Stock Appreciation Rights, as applicable, being exercised. Such notice shall be accompanied by payment in full of the exercise price (which shall equal the product of such number of Shares to be purchased multiplied by the applicable exercise price). The exercise price for the Stock Options may be paid upon such terms and conditions as shall be established by the Committee and set forth in the applicable Award
Agreement. Without limiting the foregoing, the Committee may establish payment terms for the exercise of Stock Options pursuant to which the Company may withhold a number of Shares that otherwise would be issued to the Participant in connection with the exercise of the Stock Option having a Fair Market Value on the date of exercise equal to the exercise price, or that permit the
Participant to deliver cash or Shares with a Fair Market Value equal to the exercise price on the date of payment, or through a simultaneous sale through a broker of Shares acquired on exercise, all as permitted by Applicable Law. No Shares shall be issued until payment therefor, as provided herein, has been made or provided for. Upon the exercise of a Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Shares (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one (1) Share on the date that the right is exercised over the Fair Market Value of one (1) Share on the date that the right was awarded to the Participant.
6.7Non-Transferability. No Stock Option or Stock Appreciation Right shall be transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options and Stock Appreciation Rights shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not transferable pursuant to this Section 6.7 is transferable to a Family Member of the
Participant in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option that is transferred to a Family Member pursuant to the preceding sentence (a) may not be subsequently transferred other than by will or by the laws of descent and distribution and (b) remains subject to the terms of this Plan and the applicable Award Agreement. Any Shares acquired upon the exercise of a Non-Qualified Stock
Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of this Plan and the applicable Award Agreement.
6.8Termination. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the provisions of the applicable Award
Agreement and this Plan, upon a Participant’s Termination of Service for any reason, Stock
Options and Stock Appreciation Rights may remain exercisable following a Participant’s
Termination of Service as follows:
(a)Termination by Death or Disability. Unless otherwise provided in the applicable Award Agreement, or otherwise determined by the Committee at the time of grant or, if no rights of the Participant are reduced, thereafter, if a Participant’s Termination of Service is by reason of death or Disability, all Stock Options and Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination of

Service may be exercised by the Participant (or in the case of the Participant’s death, by the legal representative of the Participant’s estate) at any time within a period of one (1) year from the date of such Termination of Service, but in no event beyond the expiration of the stated term of such Stock Options and Stock Appreciation Rights; provided, however, that, in the event of a
Participant’s Termination of Service by reason of Disability, if the Participant dies within such exercise period, all unexercised Stock Options and Stock Appreciation Rights held by such
Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one (1) year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options and/or Stock Appreciation Rights.
(b)Involuntary Termination Without Cause. Unless otherwise provided in the applicable Award Agreement or otherwise determined by the Committee at the time of grant or, if no rights of the Participant are reduced, thereafter, if a Participant’s Termination of Service is by involuntary termination by the Company without Cause, all Stock Options and Stock
Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination of Service may be exercised by the Participant at any time within a period of ninety (90) days from the date of such Termination of Service, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights.
(c)Voluntary Resignation. Unless otherwise provided in the applicable
Award Agreement or otherwise determined by the Committee at the time of grant or, if no rights of the Participant are reduced, thereafter, if a Participant’s Termination of Service is voluntary
(other than a voluntary termination described in Section 6.8(d) hereof), all Stock Options and
Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination of Service may be exercised by the Participant at any time within a period of thirty (30) days from the date of such Termination of Service, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights.
(d)Termination for Cause. Unless otherwise provided in the applicable
Award Agreement or otherwise determined by the Committee at the time of grant or, if no rights of the Participant are reduced, thereafter, if a Participant’s Termination of Service (i) is for Cause
or (ii) is a voluntary Termination of Service (as provided in Section 6.8(c)) after the occurrence of an event that would be grounds for a Termination of Service for Cause, all Stock Options and
Stock Appreciation Rights, whether vested or not vested, that are held by such Participant shall thereupon immediately terminate and expire as of the date of such Termination of Service.
(e)Unvested Stock Options and Stock Appreciation Rights. Unless otherwise provided in the applicable Award Agreement or determined by the Committee at the time of grant or, if no rights of the Participant are reduced, thereafter, Stock Options and Stock
Appreciation Rights that are not vested as of the date of a Participant’s Termination of Service for any reason shall terminate and expire as of the date of such Termination of Service.
(f)Incentive Stock Option Limitations. To the extent that the aggregate Fair
Market Value (determined as of the time of grant) of the Shares with respect to which Incentive
Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company or any Subsidiary exceeds

$100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an
Eligible Employee does not remain employed by the Company or any Subsidiary at all times from the time an Incentive Stock Option is granted until three (3) months prior to the date of exercise thereof (or such other period as required by Applicable Law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.
(g)Modification, Extension and Renewal of Stock Options. The Committee
may (i) modify, extend, or renew outstanding Stock Options granted under this Plan (provided that the rights of a Participant are not reduced without such Participant’s consent and provided, further that such action does not subject the Stock Options to Section 409A of the Code without the consent of the Participant), and (ii) accept the surrender of outstanding Stock Options (to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised).
6.9Automatic Exercise. The Committee may include a provision in an Award
Agreement providing for the automatic exercise of a Non-Qualified Stock Option or Stock
Appreciation Right on a cashless basis on the last day of the term of such Option or Stock
Appreciation Right if the Participant has failed to exercise the Non-Qualified Stock Option or
Stock Appreciation Right as of such date, with respect to which the Fair Market Value of the
Shares underlying the Non-Qualified Stock Option or Stock Appreciation Right exceeds the exercise price of such Non-Qualified Stock Option or Stock Appreciation Right on the date of expiration of such Option or Stock Appreciation Right, subject to Section 13.4.
6.10Dividends. No dividends or Dividend Equivalent Rights shall be granted with respect to Stock Options or Stock Appreciation Rights.
6.11Other Terms and Conditions. As the Committee shall deem appropriate, Stock
Options and Stock Appreciation Rights may be subject to additional terms and conditions or other provisions, which shall not be inconsistent with any of the terms of this Plan.
ARTICLE VII
RESTRICTED STOCK; RESTRICTED STOCK UNITS
7.1Awards of Restricted Stock and Restricted Stock Units. Shares of Restricted
Stock and Restricted Stock Units may be granted alone or in addition to other Awards granted under this Plan. The Committee shall determine the Eligible Individuals to whom, and the time or times at which, grants of Restricted Stock and/or Restricted Stock Units shall be made, the number of shares of Restricted Stock or Restricted Stock Units to be awarded, the price (if any)
to be paid by the Participant (subject to Section 7.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee shall determine and set forth in the Award
Agreement the terms and conditions for each Award of Restricted Stock and Restricted Stock

Units, subject to the conditions and limitations contained in this Plan, including any vesting or forfeiture conditions.
The Committee may condition the grant or vesting of Restricted Stock and Restricted
Stock Units upon the attainment of specified Performance Goals or such other factor as the
Committee may determine in its sole discretion.
7.2Awards and Certificates. Restricted Stock and Restricted Stock Units granted under this Plan shall be evidenced by an Award Agreement and subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions not inconsistent with the terms of this Plan, as the Committee shall deem desirable:
(a)Restricted Stock.
(i)Purchase Price. The purchase price of Restricted Stock
shall be fixed by the Committee. The purchase price for shares of Restricted Stock may be zero to the extent permitted by Applicable Law, and, to the extent not so permitted, such purchase price may not be less than par value.
(ii)Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the
Committee elects to use another system, such as book entries by the Company’s transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by
Applicable Law, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.
(iii)Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the shares subject to the Award of Restricted Stock in the event that such Award is forfeited in whole or part.
(iv)Rights as a Stockholder. Except as provided in Section
7.3(a) and this Section 7.2(a) or as otherwise determined by the Committee in an Award
Agreement, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of Shares, including, without limitation, the right to receive dividends, the right to vote such shares, and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares; provided that the Award Agreement shall specify on what terms and conditions the applicable Participant shall be entitled to dividends payable on the Shares.

(v)Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such Shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by Applicable Law or other limitations imposed by the Committee.
(b)Restricted Stock Units.
(i)Settlement. The Committee may provide that settlement of
Restricted Stock Units will occur upon or as soon as reasonably practical after the Restricted
Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, in a manner intended to comply with Section 409A of the Code.
(ii)Rights as a Stockholder. A Participant will have no rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until
Shares are delivered in settlement of the Restricted Stock Units.
(iii)Dividend Equivalent Rights. If the Committee so provides, a grant of Restricted Stock Units may provide a Participant with the right to receive Dividend
Equivalent Rights. Dividend Equivalent Rights may be paid currently or credited to an account for the Participant, settled in cash or Shares, and subject to the same restrictions on transferability and forfeitability as the Restricted Stock Units with respect to which the
Dividend Equivalent Rights are granted and subject to other terms and conditions as set forth in the Award Agreement.
7.3Restrictions and Conditions.
(a)Restriction Period.
(i)The Participant shall not be permitted to transfer shares of
Restricted Stock awarded under this Plan or vest in Restricted Stock Units during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in the applicable Award Agreement and such agreement shall set forth a vesting schedule and any event that would accelerate vesting of the Restricted Stock and/or Restricted
Stock Units. Within these limits, based on service, attainment of Performance Goals pursuant to
Section 7.3(a)(ii), and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Award of
Restricted Stock or Restricted Stock Units and/or waive the deferral limitations for all or any part of any Award of Restricted Stock or Restricted Stock Units.
(ii)If the grant of shares of Restricted Stock or Restricted Stock
Units or the lapse of restrictions or vesting schedule is based on the attainment of Performance
Goals, the Committee shall establish the objective Performance Goals and the applicable vesting percentage applicable to each Participant or class of Participants in the applicable Award
Agreement prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions), and other similar types of events or circumstances.
(b)Termination. Unless otherwise provided in the applicable Award
Agreement or determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, upon a Participant’s Termination of Service for any reason during the relevant Restriction Period, all Restricted Stock or Restricted Stock Units still subject to restriction will be forfeited in accordance with the terms and conditions established by the
Committee at grant or thereafter.
ARTICLE VIII
PERFORMANCE AWARDS
The Committee may grant a Performance Award to a Participant payable upon the attainment of specific Performance Goals either alone or in addition to other Awards granted under this Plan. The Performance Goals to be achieved during the Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each
Performance Award. The conditions for grant or vesting and the other provisions of Performance
Awards (including, without limitation, any applicable Performance Goals) need not be the same with respect to each Participant. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee as set forth in the applicable Award Agreement.
ARTICLE IX
OTHER STOCK-BASED AND CASH AWARDS
9.1Other Stock-Based Awards. The Committee is authorized to grant to Eligible
Individuals Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, including but not limited to, Shares awarded purely as a bonus and not subject to restrictions or conditions, Shares in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company, stock equivalent units, and Awards valued by reference to the book value of Shares. Other Stock-
Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under this Plan.
Subject to the provisions of this Plan, the Committee shall have authority to determine the
Eligible Individuals, to whom, and the time or times at which, such Other Stock-Based Awards shall be made, the number of Shares to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Shares under such
Awards upon the completion of a specified Performance Period. The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance
Goals as the Committee may determine, in its sole discretion.

9.2Terms and Conditions. Other Stock-Based Awards made pursuant to this Article
IX shall be evidenced by an Award Agreement and subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions not inconsistent with the terms of this Plan, as the Committee shall deem desirable:
(a)Non-Transferability. Subject to the applicable provisions of the Award
Agreement and this Plan, Shares subject to Other Stock-Based Awards may not be transferred prior to the date on which the Shares are issued or, if later, the date on which any applicable restriction, performance, or deferral period lapses.
(b)Dividends. Unless otherwise determined by the Committee at the time of the grant of an Other Stock-Based Award, subject to the provisions of the Award Agreement and this Plan, the recipient of an Other Stock-Based Award shall not be entitled to receive, currently or on a deferred basis, dividends or Dividend Equivalent Rights in respect of the number of
Shares covered by the Other Stock-Based Award.
(c)Vesting. Any Other Stock-Based Award and any Shares covered by any such Other Stock-Based Award shall vest or be forfeited to the extent so provided in the Award
Agreement, as determined by the Committee, in its sole discretion.
(d)Price. Shares under this Article IX may be issued for no cash consideration. Shares purchased pursuant to a purchase right awarded pursuant to an Other
Stock-Based Award shall be priced, as determined by the Committee in its sole discretion.
9.3Cash Awards. The Committee may from time to time grant Cash Awards to
Eligible Individuals in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by Applicable
Law, as it shall determine in its sole discretion. Cash Awards may be granted subject to the satisfaction of vesting conditions or may be awarded purely as a bonus and not subject to restrictions or conditions, and if subject to vesting conditions, the Committee may accelerate the vesting of such Awards at any time in its sole discretion. The grant of a Cash Award shall not require a segregation of any of the Company’s assets for satisfaction of the Company’s payment obligation thereunder.
ARTICLE X
CHANGE IN CONTROL PROVISIONS
10.1Benefits. In the event of a Change in Control of the Company, and except as otherwise provided by the Committee in an Award Agreement or any applicable employment agreement, offer letter, consulting agreement, change in control agreement, or similar agreement in effect between the Company or an Affiliate and the Participant, a Participant’s unvested
Awards shall not vest automatically and a Participant’s Awards shall be treated in accordance with one or more of the following methods as determined by the Committee:
(a)Awards, whether or not then vested, shall be continued, be assumed, or have new rights substituted therefor, as determined by the Committee in a manner consistent with the requirements of Section 409A of the Code, and restrictions to which shares of Restricted
Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Shares on such terms as determined by the Committee; provided that the Committee may decide to award additional
Restricted Stock or other Awards in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock
Option shall comply with the requirements of Treasury Regulation Section 1.424-1 (and any amendment thereto).
(b)The Committee, in its sole discretion, may provide for the purchase of any
Awards by the Company for an amount of cash equal to the excess (if any) of the Change in
Control Price of the Shares covered by such Awards, over the aggregate exercise price of such
Awards; provided, however, that if the exercise price of an Option or Stock Appreciation Right exceeds the Change in Control Price, such Award may be cancelled for no consideration.
(c)The Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options, Stock Appreciation Rights, or any Other Stock-Based Award that provides for a Participant-elected exercise, effective as of the date of the Change in Control, by delivering notice of termination to each Participant at least twenty (20) days prior to the date of consummation of the Change in Control, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Change in Control, each such
Participant shall have the right to exercise in full all of such Participant’s Awards that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Award
Agreements), but any such exercise shall be contingent on the occurrence of the Change in
Control, provided that, if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.
(d)Notwithstanding any other provision herein to the contrary, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions of an Award at any time.
ARTICLE XI
TERMINATION OR AMENDMENT OF PLAN
Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan
(including any amendment deemed necessary to ensure that the Company may comply with any
Applicable Law), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by Applicable Law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension, or termination may not be materially impaired without the consent of such Participant and, provided, further, that without the approval of the holders of the Shares entitled to vote in accordance with Applicable Law, no amendment may be made that would (a) increase the aggregate number of Shares that may be issued under this Plan (except by operation of Section

4.1); or (b) change the classification of individuals eligible to receive Awards under this Plan. In addition, the Board or the Committee shall, without the approval of the holders of the Shares entitled to vote in accordance with Applicable Law, have the authority to (i) amend any outstanding Option or Stock Appreciation Right to reduce its exercise price per Share or (ii)
cancel any Option or Stock Appreciation Right in exchange for cash or another Award.
Notwithstanding anything herein to the contrary, the Board or the Committee may amend this
Plan or any Award Agreement at any time without a Participant’s consent to comply with
Applicable Law, including Section 409A of the Code. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV or as otherwise specifically provided herein, no such amendment or other action by the Committee shall materially impair the rights of any Participant without the Participant’s consent.
ARTICLE XII
UNFUNDED STATUS OF PLAN
This Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payment as to which a Participant has a fixed and vested interest but which is not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any right that is greater than those of a general unsecured creditor of the Company.
ARTICLE XIII
GENERAL PROVISIONS
13.1Lock-Up; Legend. The Committee may require each person receiving Shares pursuant to a Stock Option or other Award under this Plan to represent to and agree with the
Company in writing that the Participant is acquiring the Shares without a view to distribution thereof. The Company may, in connection with registering the offering of any Company securities under the Securities Act, prohibit Participants from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during any period determined by the underwriter or the Company. In addition to any legend required by this Plan, the certificates for such Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares delivered under this Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, and any Applicable Law, and the
Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If the Shares are held in book-entry form, then the book-entry will indicate any restrictions on such Shares.
13.2Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

13.3No Right to Employment/Directorship/Consultancy. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee, Consultant or Non-
Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall there be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or
Non-Employee Director is retained to terminate such employment, consultancy, or directorship at any time.
13.4Withholding of Taxes. A Participant shall be required to pay to the Company or one of its Affiliates, as applicable, or make arrangements satisfactory to the Company regarding the payment of, any income tax, social insurance contribution or other applicable taxes that are required to be withheld in respect of an Award. The Committee may (but is not obligated to), in its sole discretion, permit or require a Participant to satisfy all or any portion of the applicable taxes that are required to be withheld with respect to an Award by (a) the delivery of Shares
(which are not subject to any pledge or other security interest) that have been both held by the
Participant and vested for at least six (6) months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment under applicable accounting standards) having an aggregate Fair Market Value equal to such withholding liability
(or portion thereof); (b) having the Company withhold from the Shares otherwise issuable or deliverable to, or that would otherwise be retained by, the Participant upon the grant, exercise, vesting, or settlement of the Award, as applicable, a number of Shares with an aggregate Fair
Market Value equal to the amount of such withholding liability; or (c) by any other means specified in the applicable Award Agreement or otherwise determined by the Committee.
13.5Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan. The Committee shall determine whether cash, additional Awards, or other securities or property shall be used or paid in lieu of fractional Shares or whether any fractional shares should be rounded, forfeited, or otherwise eliminated.
13.6No Assignment of Benefits. No Award or other benefit payable under this Plan shall, except as otherwise specifically provided in this Plan or under Applicable Law or permitted by the Committee, be transferable in any manner, and any attempt to transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements, or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.
13.7Clawbacks; Detrimental Conduct.
(a)Clawbacks. All awards, amounts, or benefits received or outstanding under this Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with any Company clawback or similar policy or any Applicable Law related to such actions. A Participant’s acceptance of an Award will constitute the Participant’s acknowledgement of and consent to the Company’s application, implementation, and enforcement of any applicable Company clawback or similar policy that may apply to the Participant, whether adopted before or after the Effective Date, and any
Applicable Law relating to clawback, cancellation, recoupment, rescission, payback, or reduction of compensation, and the Participant’s agreement that the Company may take any actions that may be necessary to effectuate any such policy or Applicable Law, without further consideration or action.
(b)Detrimental Conduct. Except as otherwise determined by the Committee, notwithstanding any other term or condition of this Plan, if a Participant engages in Detrimental
Conduct, whether during or after the Participant’s service, in addition to any other penalties or restrictions that may apply under this Plan, Applicable Law or otherwise, the Participant must forfeit or pay to the Company the following:
(i)any and all outstanding Awards granted to the Participant, including Awards that have become vested or exercisable;
(ii)any cash or Shares received by the Participant in
connection with this Plan within the 36-month period immediately before the date the
Company determines the Participant has engaged in Detrimental Conduct; and
(iii)the profit realized by the Participant from the sale, or other disposition for consideration, of any Shares received by the Participant under this Plan within the 36-month period immediately before the date the Company determines the Participant has engaged in Detrimental Conduct.
13.8Listing and Other Conditions.
(a)Unless otherwise determined by the Committee, as long as the Common
Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of Shares pursuant to an Award shall be conditioned upon such Shares being listed on such exchange or system. The Company shall have no obligation to issue such
Shares unless and until such Shares are so listed, and the right to exercise any Option or other
Award with respect to such Shares shall be suspended until such listing has been effected.
(b)If at any time counsel to the Company advises the Company that any sale or delivery of Shares pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under Applicable Law, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to
Shares or Awards, and the right to exercise any Option or other Award shall be suspended until, based on the advice of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.
(c)Upon termination of any period of suspension under this Section 13.8, any
Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all Shares available before such suspension and as to Shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

(d)A Participant shall be required to supply the Company with certificates, representations, and information that the Company requests and otherwise cooperate with the
Company in obtaining any listing, registration, qualification, exemption, consent, or approval that the Company deems necessary or appropriate.
13.9Governing Law. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.
13.10Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.
13.11Other Benefits. No Award granted or paid out under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates or affect any benefit or compensation under any other plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.
13.12Costs. The Company shall bear all expenses associated with administering this
Plan, including expenses of issuing Shares pursuant to Awards hereunder.
13.13No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.
13.14Death/Disability. The Committee may in its discretion require the transferee of a
Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the
Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require the agreement of the transferee to be bound by all of the terms and conditions of this Plan.
13.15Section 16(b) of the Exchange Act. It is the intent of the Company that this Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of this Plan would conflict with the intent expressed in this
Section 13.15, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.
13.16Deferral of Awards. The Committee may establish one or more programs under this Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of Shares or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules, and procedures that the Committee deems advisable for the administration of any such deferral program.
13.17Section 409A of the Code. This Plan and Awards are intended to comply with or be exempt from the applicable requirements of Section 409A of the Code and shall be limited, construed, and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code. Notwithstanding anything herein to the contrary, any provision in this Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with or be exempt from Section 409A of the Code and, to the extent such provision cannot be amended to comply therewith or be exempt therefrom, such provision shall be null and void. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee or the Company and, in the event that any amount or benefit under this Plan becomes subject to penalties under Section 409A of the Code, responsibility for payment of such penalties shall rest solely with the affected Participants and not with the
Company. Notwithstanding any contrary provision in this Plan or Award Agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A of the
Code) that are otherwise required to be made under this Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of such employee’s separation from service
(other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, until the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award
Agreement) upon expiration of such delay period.
13.18Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this Section 13.18 by and among, as applicable, the Company and its Affiliates, for the exclusive purpose of implementing, administering, and managing this Plan and Awards and the Participant’s participation in this Plan. In furtherance of such implementation, administration, and management, the Company and its Affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of all Awards (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of this Plan and Awards and the Participant’s participation in this Plan, the Company and its Affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of this Plan and Awards and the Participant’s participation in this Plan. Recipients of the Data may be located in the
Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each
Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of this Plan and Awards and the Participant’s participation in this Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of
Common Stock. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage this Plan and Awards and the Participant’s participation in this Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel the
Participant’s eligibility to participate in this Plan, and in the Committee’s discretion, the
Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.
13.19Successor and Assigns. This Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator, or trustee of such estate.
13.20Severability of Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.
13.21Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.
ARTICLE XIV
EFFECTIVE DATE OF PLAN
This Plan shall become effective on September 29, 2026 which is the date of its adoption by the Board, subject to the approval of this Plan by the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware.
ARTICLE XV
TERM OF PLAN
No Award shall be granted pursuant to this Plan on or after the tenth (10th) anniversary of the earlier of the date that this Plan is adopted by the Board or the date of stockholder approval, but Awards granted prior to such tenth (10th) anniversary may extend beyond that date.
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